UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

SUPPORT.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive, 2nd Floor Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (650) 556-9440
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2016, Support.com, Inc. (the “Company” or “Support.com”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) to vote on the following eight matters, which are described in detail in the Company’s revised definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on May 12, 2016, as supplemented by the Company’s proxy statement supplement filed with the SEC on June 14, 2016 (the “Proxy Statement”):

(i) to elect six directors to serve on the Board of Directors (the “Board” or the “Support.com Board”), each to serve until the 2017 annual meeting of stockholders and, thereafter, until their successors are duly elected and qualified (“Proposal 1”);

(ii) to approve, on an advisory basis, the compensation of Support.com’s named executive officers for the year ended December 31, 2015, as described in the “Compensation Discussion and Analysis,” executive compensation tables and accompanying narrative disclosures in the Proxy Statement (“Proposal 2”);

(iii) to approve the amendment and restatement of the Support.com 2010 Equity and Performance Incentive Plan as Amended and Restated, as described in the Proxy Statement (“Proposal 3”);

(iv) to approve an amendment to Support.com’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of Support.com’s outstanding common stock (“Common Stock”) and Common Stock held in treasury, within a range of one-for-three (1:3) to one-for-seven (1:7), as will be elected by the Support.com Board prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State (“Proposal 4”);

(v) subject to approval of Proposal No. 4 above, to approve an amendment to Support.com’s Restated Certificate of Incorporation to reduce proportionally the total number of shares of Common Stock that the Company is authorized to issue using the same split factor that is ultimately used in the reverse stock split contemplated by Proposal No. 4 (“Proposal 5”);

(vi) to ratify the adoption of Support.com’s Section 382 Tax Benefits Preservation Plan (“Proposal 6”);

(vii) to ratify the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Proposal 7”); and

(viii) to vote on a limited authorization to adjourn the Annual Meeting if there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5 (“Proposal 8”).

At the 2016 Annual Meeting, the Board nominated and recommended Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson and Tim Stanley for election as directors. As previously disclosed, VIEX Opportunities Fund, LP — Series One, VIEX GP, LLC, VIEX Capital Advisors, LLC, BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., Eric Singer, Bradley L. Radoff, Joshua E. Schechter, Richard Bloom and Brian J. Kelley (collectively, the “VIEX Group”), nominated Eric Singer, Bradley L. Radoff, Joshua E. Schechter, Richard Bloom and Brian J. Kelley in opposition to Support.com’s director nominees. Accordingly, there were nine nominees standing for election at the 2016 Annual Meeting for six director positions.

On June 28, 2016, IVS Associates, Inc. (“IVS”), the firm that was appointed by the Support.com Board to serve as the independent inspector of elections for the 2016 Annual Meeting, delivered its certified voting results, which reported that one of the Support.com Board’s nominees were elected, five of the VIEX Group’s nominees were elected and Support.com’s stockholders had approved Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, and Proposal 8. IVS also reported that 42,769,674 shares of Support.com’s common stock entitled to vote at the 2016 Annual Meeting were represented in person or by proxy, constituting a quorum consisting of approximately 77.69% of the shares of the common stock entitled to vote at the 2016 Annual Meeting.

Set forth below are the final certified voting results for the proposals acted upon at the 2016 Annual Meeting as provided by IVS:

Proposal 1: To elect six directors to serve on the Support.com Board, each to serve until the 2017 annual meeting of stockholders and, thereafter, until their successors are duly elected and qualified

Elizabeth Cholawsky
FOR: 14,375,649
WITHHELD: 528,988

Elizabeth Fetter
FOR: 15,965,773
WITHHELD: 531,074

Lowell Robinson
FOR: 15,963,021
WITHHELD: 533,826

Tim Stanley
FOR: 16,137,808
WITHHELD: 359,039

Richard Bloom
FOR: 27,388,861
WITHHELD: 427,654

Brian J. Kelley
FOR: 27,779,958
WITHHELD: 36,557

Bradley L. Radoff
FOR: 22,863,963
WITHHELD: 3,523,878

Joshua E. Schechter
FOR: 22,895,667
WITHHELD: 3,328,638

Eric Singer
FOR: 27,738,750
WITHHELD: 241,301

Proposal 2:  To approve, on an advisory basis, the compensation of Support.com’s named executive officers for the year ended December 31, 2015, as described in the “Compensation Discussion and Analysis,” executive compensation tables and accompanying narrative disclosures in the Proxy Statement

FOR: 29,587,568
AGAINST: 10,354,160
ABSTAIN: 2,809,424

Proposal 3:  To approve the amendment and restatement of the Support.com 2010 Equity and Performance Incentive Plan as Amended and Restated, as described in the Proxy Statement

FOR: 25,762,358
AGAINST: 14,062,297
ABSTAIN: 2,926,497

Proposal 4:  To approve an amendment to Support.com’s Restated Certificate of Incorporation to effect a reverse stock split of Support.com’s outstanding Common Stock and Common Stock held in treasury, within a range of one-for-three (1:3) to one-for-seven (1:7), as will be elected by the Support.com Board prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State

FOR: 39,560,481
AGAINST: 3,065,082
ABSTAIN: 144,111

Proposal 5: Subject to approval of Proposal No. 4 above, to approve an amendment to Support.com’s Restated Certificate of Incorporation to reduce proportionally the total number of shares of Common Stock that the Company is authorized to issue using the same split factor that is ultimately used in the reverse stock split contemplated by Proposal No. 4

FOR: 37,289,590
AGAINST: 2,681,901
ABSTAIN: 2,798,183

Proposal 6:  To ratify the adoption of Support.com’s Section 382 Tax Benefits Preservation Plan

FOR: 29,057,336
AGAINST: 10,725,736
ABSTAIN: 2,968,080

Proposal 7:  To ratify the appointment of BDO as Support.com’s independent registered public accounting firm for the fiscal year ending December 31, 2016

FOR: 39,601,913
AGAINST: 443,117
ABSTAIN: 2,724,644

Proposal 8:  To vote on a limited authorization to adjourn the 2016 Annual Meeting if there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5

FOR: 36,313,509
AGAINST: 3,486,546
ABSTAIN: 2,969,619

Broker non-votes with respect to 18,522 shares were recorded only for Proposal 1, Proposal 2, Proposal 3 and Proposal 6. Because of the contested nature of the 2016 Annual Meeting brokers did not have discretionary authority to vote on any matter that came before the 2016 Annual Meeting and, accordingly, the broker non-votes that were recorded were not counted in the vote tabulations for Proposal 1, Proposal 2, Proposal 3 and Proposal 6.

Item 8.01 Other Events.

On June 24, 2016, Support.com issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that, based on a preliminary vote count provided by Support.com’s proxy solicitor, one of Support.com’s nominees, Tim Stanley, was elected to the Support.com Board at the 2016 Annual Meeting, five of the VIEX Group’s nominees, Eric Singer, Bradley L. Radoff, Joshua E. Schechter, Richard Bloom and Brian J. Kelley, were elected to the Support.com Board at the 2016 Annual Meeting and stockholders approved Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, and Proposal 8 at the 2016 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.          Description

99.1	Support.com Press release issued on June 24, 2016 announcing the preliminary results of Support.com’s 2016 Annual Meeting held on June 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORT.COM, INC.

June 28, 2016	By:	/s/ Elizabeth Cholawsky
Name: Elizabeth Cholawsky
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Support.com Press release issued on June 24, 2016 announcing the preliminary results of Support.com’s 2016 Annual Meeting held on June 24, 2016.